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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 13, 2003


                                 OFFICEMAX, INC.
               (Exact Name of Registrant as Specified in Charter)




               OHIO                            1-13380                   34-1573735
(State or other jurisdiction                (Commission                 (IRS Employer
      of incorporation)                     File Number)              Identification No.)

     3605 WARRENSVILLE CENTER ROAD
         SHAKER HEIGHTS, OHIO                                                44122
(Address of principal executive offices)                                   (Zip Code)


       Registrant's telephone number, including area code: (216) 471-6900

        Former name or former address, if changed since last report: N/A





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c) Exhibits
             99.1  Press release of OfficeMax, Inc. issued on May 13, 2003


ITEM 9.  REGULATION FD DISCLOSURE

           The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition":

           On May 13, 2003, OfficeMax, Inc. issued a press release reporting results for its fiscal first quarter ended April 26, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.




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     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      OFFICEMAX, INC.



                                      By:            /s/  Ross H. Pollock
                                           -------------------------------------
                                              Name:  Ross H. Pollock
                                             Title:  Secretary


Date:  May 13, 2003










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